Certificate No.	Class	Par Value	Date of Issue	Number of Shares

INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

TRANSFER OF THESE SHARES IS RESTRICTED

INSIGHTFULMIND LEARNING, INC.

THIS CERTIFIES THAT is the registered holder of common share(s), and such shares are fully paid up and non-assessable and, subject to the Articles of the Company, transferable on the books of the Company by the registered holder in person, or by Attorney duly authorized in writing, upon surrender of this Certificate properly endorsed.

These securities have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and may not be offered for sale, sold or otherwise transferred or assigned, directly or indirectly, in the United States or to a U.S. Person unless these securities are registered under the 1933 Act and all applicable state securities laws or an exemption from such registration requirements is available.

IN WITNESS WHEREOF the Company has caused this certificate to be signed by its duly authorized officer(s), and, where required, to be sealed with its common seal, on the date of issue.

Director of the Company

Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 5, 2007 and (ii) the date the issuer became a reporting issuer in any province or territory.

There are restrictions on transfer of these securities contained in the Articles of the Company. These securities may not be transferred without the approval of: (a) the directors of the Company expressed by resolution passed by the votes cast by a majority of the directors of the Company at a meeting of the board of directors or signed by all of the directors of the Company; or (b) the shareholders of the Company expressed by resolution passed by the votes cast by a majority of the shareholders who voted in respect of the resolution or signed by all shareholders entitled to vote on that resolution.

73030036

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT _________________	Custodian ______________
TEN ENT	as tenants by the entireties	(Cust)	(Minor)
JT TEN	as joint tenants with the right of	Act ______________________________________________
	survivorship and not as tenants		(State)
in common

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ hereby sell, assign and transfer unto
                                         PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                           IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________________________________________________________________________________
                                                                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________________

_____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X _________________________________________________________________________________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY